TERM SHEET

March 22, 2018

Filed Pursuant to Rule 497(a)

File No. 333-191307

Rule 482ad

GSV Capital Corp.

$40,000,000

4.75% Convertible Notes due 2023

PRICING TERM SHEET

March 22, 2018

The following sets forth the final terms of the 4.75% Convertible Notes due 2023 and should only be read together with the preliminary prospectus supplement dated March 22, 2018, together with the accompanying prospectus dated March 22, 2018, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	GSV Capital Corp. (the “Company”)

Ticker/Exchange	GSVC/Nasdaq Capital Market

Security:	4.75% Convertible Notes due 2023 (the “Notes”)

Aggregate Principal Amount Offered:	$40,000,000

Over-allotment option:	$6,000,000

Net Proceeds:	$38.4 million (or approximately $44.2 million if the Underwriter’s over-allotment option is exercised in full), after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company.

Offering Price:	100%

Maturity:	March 28, 2023, unless earlier repurchased or converted

Annual Interest Rate:	4.75% per year

Interest Payment Dates:	Semiannually in arrears on March 31 and September 30, commencing on September 30

Denomination:	$1,000 and integral multiples thereof

Price at Issuance:	100%

Price to Underwriter:	96%

The NASDAQ Capital Market Symbol of the Company’s Common Stock:	GSVC

NASDAQ Capital Market Closing Price of the Company’s Common Stock on March 22, 2018:	$8.93

Conversion Premium:	Approximately 20.0% above the NASDAQ Capital Market Closing Price of the Company common stock on March 22, 2018

Initial Conversion Price:	Approximately $10.72 per share of the Company’s common stock

Initial Conversion Rate:	93.2836 shares of Company common stock per $1,000 principal amount of Notes

Trade Date:	March 23, 2018

Settlement Date:	March 28, 2018 (T + 3)

Sole Manager:	BTIG, LLC

Ranking:	Senior Unsecured

CUSIP:	36191JAC5

ISIN:	US36191JAC53

Use of Proceeds:	We intend to use all of the net proceeds from the offering to repurchase or pay at maturity a portion of the outstanding 2013 Convertible Notes, which mature on September 15, 2018.

Optional Redemption Upon Satisfaction of Sale Price Condition:	We may not redeem the Notes prior to March 27, 2021. On or after March 27, 2021, we may redeem the Notes for cash, in whole or from time to time in part, at our option if. (i) the closing sale price of the common stock for at least 15 trading days (whether or not consecutive) during the period of any 20 consecutive trading days is greater than or equal to 150% of the conversion price on each applicable trading day, (ii) no public announcement of a pending, proposed or intended fundamental change has occurred which has not been abandoned, terminated or consummated, and (iii) no event of default under the indenture, and no event that with the passage of time or giving of notice would constitute an event of default under the indenture, has occurred or exists. Upon satisfaction of such conditions, we may exercise our option to redeem the Notes by issuing notice to the holders within 30 days of the satisfaction of any such sale price condition. Notice of the redemption must be delivered to the holders not less than 30 days nor more than 70 days prior to the date fixed for redemption. The Notes may be redeemed at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments, if any, to, but excluding, the date fixed for redemption.

Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event	The table below sets forth the number of additional shares, if any, of Company common stock to be added to the conversion rate per $1,000 principal amount of Notes that are converted in connection with a “make-whole adjustment” as described in the Preliminary Prospectus, based on the stock price and effective date of the make-whole fundamental change.

The following table sets forth the number of additional shares to be added to the conversion rate for each $1,000 principal amount of Notes based on hypothetical stock prices and effective dates:

Effective Date	Stock Price
	$8.93	$10.00	$10.72	$15.00	$20.00	$25.00	$30.00	$35.00	$40.00	$48.00
Year 0	20.5677	16.0130	13.7360	6.6320	3.737	2.3928	1.5517	0.9554	0.5073	0
Year 1	19.2027	14.4100	12.0802	5.0740	2.6245	1.6776	1.0997	0.6894	0.3813	0
Year 2	18.1377	12.9070	10.4944	3.4627	1.3890	0.8908	0.5927	0.3800	0.2200	0
Year 3	17.3841	11.2550	8.6651	2.0513	0	0	0	0	0	0
Year 4	17.5801	9.4010	6.1810	1.3447	0	0	0	0	0	0
Year 5	20.5677	8.5860	1.8694	0	0	0	0	0	0	0

The exact stock prices and effective dates may not be set forth in the table above, in which case if the stock price is:

•	between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates based on a 365-day year, as applicable;
•	in excess of $48.00 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate; and
•	less than $8.93 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding anything in the indenture to the contrary, we may not increase the conversion rate to more than 113.8513 shares per $1,000 principal amount of Notes (the “maximum conversion rate”) pursuant to the events described in this section, though we will adjust the maximum conversion rate for the same events, and at the same time and in the same manner, that we must adjust the conversion rate as described under “— Conversion of Notes —Conversion Rate Adjustments” above.

Our obligation to increase the conversion rate upon the occurrence of a make-whole adjustment event could be considered a penalty, in which case the enforceability thereof would be subject to general principles of reasonableness and equitable remedies.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about the Company and should be read carefully before investing. You may get this document for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the Company, the Underwriter or any dealer participating in the offering will arrange to send you the Preliminary Prospectus if you request it from BTIG, LLC, 825 Third Avenue, 6th Floor, New York, NY 10022, Attention: Prospectus Department, Telephone: (212) 593-7555.

The information in the Preliminary Prospectus, and in this announcement, is not complete and may be changed. The Preliminary Prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

Please refer to the indenture governing the Notes for the exact terms relating to the conversion rate of the Notes. This communication is intended for the sole use of the person to whom it is provided by the sender. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of GSV before investing. The preliminary prospectus supplement dated March 22, 2018, and accompanying prospectus, dated May 9, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matter and other important information about GSV and should be read carefully before investing.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of any such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from BTIG, LLC, Attention: Equity Syndicate Department, 825 Third Avenue, 6th Floor, New York, NY 10022, or by email: convertiblecapitalmarkets@btig.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

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